Exhibit 99.1

BridgeBio Continues Long Term Debt Management Strategy and Announces Proposed Offering of Convertible Senior Notes due 2033 to Prefund Repayment of Convertible Senior Notes due 2027

-- The transaction is intended to strengthen the balance sheet, lower interest expense, reduce dilution, and significantly extend debt maturity

PALO ALTO, Calif., Jan.14, 2026 (GLOBE NEWSWIRE) -- BridgeBio Pharma, Inc. (Nasdaq: BBIO) (the “Company,” “we” or “BridgeBio”), a new type of biopharmaceutical company focused on genetic diseases, announced today that it intends to offer, subject to market conditions and other factors, $550 million aggregate principal amount of convertible senior notes due 2033 (the “notes”) in a private offering (the “offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the offering, the Company expects to grant the initial purchasers an option to purchase up to an additional $82.5 million aggregate principal amount of notes.

The Company intends to use the net proceeds from the offering to repurchase, settle future conversion obligations in respect of or repay at maturity a portion of the Company’s 2.50% convertible senior notes due 2027 (the “2027 notes”) on or before the maturity date of the 2027 notes and for general corporate purposes, which may include working capital, capital expenditures and/or debt repayment. No assurance can be given as to how much, if any, of the 2027 notes will be repurchased with the net proceeds from the offering, the terms on which they will be repurchased or the timing of any such repurchases. This press release does not constitute an offer to purchase the 2027 notes.

The Company intends to use up to $82.5 million of cash on hand to repurchase shares of its common stock from certain purchasers of the notes in privately negotiated transactions effected through one or more of the initial purchasers or an affiliate thereof concurrently with the pricing of the notes (such transactions, the “share repurchases”). The Company expects the purchase price per share of its common stock in the share repurchases to equal the last reported sale price per share of its common stock on the Nasdaq Global Select Market as of the date of the pricing of the notes. The share repurchases could increase (or reduce the size of any decrease in) the market price of the Company’s common stock prior to, concurrently with or shortly after the pricing of the notes, and could result in a higher effective conversion price for the notes. The Company cannot predict the magnitude of such market activity or the overall effect it will have on the market price of the notes and/or the market price of the Company’s common stock.

The final terms of the notes, including the initial conversion rate, interest rate and certain other terms, will be determined at the time of pricing. The notes will bear interest semi-annually and will mature on February 1, 2033, unless earlier converted, redeemed or repurchased. Prior to November 1, 2032, the notes will be convertible only upon satisfaction of certain conditions and during certain periods. Thereafter, the notes will be convertible at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. The notes will be convertible at the option of the holders, subject to certain conditions and during certain periods, into cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, with the form of consideration determined at the Company’s election.

The Company may not redeem the notes prior to February 6, 2030. On or after February 6, 2030 and on or before the 21st scheduled trading day immediately before the maturity date of the notes, the Company may redeem for cash all or any portion of the notes, at its option at any time, and from time to time, if the last reported sale price per share of the Company’s common stock exceeds 130% of the conversion price for a specified period of time and certain other conditions are satisfied. The redemption price will be equal to 100% of the principal amount of the notes being redeemed, plus accrued and unpaid interest to, but excluding, the redemption date. Holders of the notes will have the right to require the Company to repurchase all or a portion of their notes at 100% of their principal amount, plus any accrued and unpaid interest, upon the occurrence of certain events.

When issued, the notes will be the Company’s senior unsecured obligations and will rank senior in right of payment to any of the Company’s unsecured indebtedness that is expressly subordinated in right of payment to the notes; equal in right of payment to any of the Company’s unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness and obligations, to the extent of the value of the assets securing such indebtedness; and structurally junior to all indebtedness and other liabilities (including trade payables) of the Company’s subsidiaries.

The notes and the shares of common stock issuable upon conversion of the notes, if any, are not being registered under the Securities Act, or the securities laws of any other jurisdiction. The notes and the shares of common stock issuable upon conversion of the notes, if any, may not be offered or sold in the United States except in transactions exempt from, or not subject to, the registration requirements of the Securities Act and any applicable state securities laws.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

About BridgeBio
BridgeBio Pharma, Inc. (BridgeBio; Nasdaq: BBIO) is a new type of biopharmaceutical company founded to discover, create, test, and deliver transformative medicines to treat patients who suffer from genetic diseases. BridgeBio’s pipeline of development programs ranges from early science to advanced clinical trials. BridgeBio was founded in 2015 and its team of experienced drug discoverers, developers and innovators are committed to applying advances in genetic medicine to help patients as quickly as possible.

Forward-Looking Statements
This press release contains forward-looking statements. Statements in this press release may include statements that are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are usually identified by the use of words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “hopes,” “intends,” “may,” “plans,” “projects,” “remains,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements, including statements relating to whether we will issue the notes, the terms of the notes, any potential repayments of our 2027 notes and the potential impact to pro forma interest expense and pro forma dilution,  the anticipated use of the net proceeds from the offering and the expectations regarding the effect of the share repurchases, reflect our current views about our plans, intentions, expectations and strategies, which are based on the information currently available to us and on assumptions we have made.

Although we believe that our plans, intentions, expectations and strategies as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a number of risks, uncertainties and assumptions, including, but not limited to, those risks set forth in the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2024 and our other filings with the U.S. Securities and Exchange Commission. Moreover, we operate in a very competitive and rapidly changing environment in which new risks emerge from time to time. These forward-looking statements are based upon the current expectations and beliefs of our management as of the date of this press release, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Except as required by applicable law, we assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

BridgeBio Media Contact:
Bubba Murarka, Executive Vice President
contact@bridgebio.com
(650)-789-8220

BridgeBio Investor Contact:
Chinmay Shukla, Senior Vice President, Strategic Finance
ir@bridgebio.com